UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 28, 2013

SOUTHWEST GEORGIA FINANCIAL CORPORATION

(Exact name of Registrant as Specified in its Charter)

Georgia	001-12053	58-1392259
(State or other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation or Organization)		Identification No.)

201 First Street, S.E.
Moultrie, Georgia	31768
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (229) 985-1120

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act.
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 8.01 OTHER EVENTS

On February 28, 2013, Southwest Georgia Financial Corporation announced that its Board of Directors at its meeting yesterday declared a quarterly cash dividend of $0.04 per common share. The dividend is payable March 20, 2013 to shareholders of record on March 11, 2013. Southwest Georgia Financial Corporation or its predecessor, Southwest Georgia Bank, has paid cash dividends for 84 consecutive years.

A copy of that press release is attached as Exhibit 99.1 to this Current Report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

The following exhibit is furnished with this report.

Exhibit 99.1: Southwest Georgia Financial Corporation’s press release dated February 28, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOUTHWEST GEORGIA FINANCIAL CORPORATION

Date: February 28, 2013	BY:	/s/George R. Kirkland
GEORGE R. KIRKLAND
SENIOR VICE-PRESIDENT AND TREASURER
(FINANCIAL AND ACCOUNTING OFFICER)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 28, 2013